Exhibit 99.1

News about Refac Optical Group
Contact:	Raymond A. Cardonne Chief Financial Officer
Tel:	201-585-0600
Fax:	201-585-2020
Web site:	www.refac.com

REFAC OPTICAL GROUP TO SELL ITS
MANAGED VISION BUSINESS, AS PLANNED

Fort Lee, New Jersey (April 25, 2006) - Refac Optical Group (AMEX: REF) today announced that it had signed a definitive agreement under which Centene Corporation (NYSE: CNC) would acquire the managed vision business of OptiCare Health Systems, Inc., a wholly owned subsidiary of Refac Optical Group for $7,500,000, subject to certain adjustments at closing. The companies had originally entered into a non-binding letter of intent on January 31, 2006. The transaction is subject to customary regulatory approval and is expected to close in the third quarter of 2006.

The managed vision division, based in Rocky Mount, North Carolina, contracts with insurers, employer groups, managed care plans, HMOs and other third-party payors to manage claims payment and other administrative services of eye health benefits in 15 states.

In commenting on the announcement, J. David Pierson, president and chief executive officer of Refac Optical Group, said, “This transaction will enable Refac Optical Group to focus exclusively on its core retail optical business. We view Centene as an excellent fit for our managed vision business, and we are pleased that our managed vision employees will have the opportunity to develop and grow with a leader in the managed care industry.”

About Refac Optical Group

Refac Optical Group, a leader in the retail optical industry and the sixth largest retail optical chain in the United States, operates 542 retail locations in 47 states and Canada, consisting of 518 licensed departments, six freestanding stores, 18 eye health centers and professional optometric practices, two surgery centers, one of which is a laser correction center, and two manufacturing laboratories. Of the 518 licensed departments, 352 are located at J.C. Penney stores, 67 at Sears, 49 in regional department stores, 30 at The Bay, a division of Hudson’s Bay Company, Canada’s oldest and largest traditional department store retailer, 13 departments at Meijer, and, most recently, seven at Macy’s. These licensed departments are full-service retail vision care stores that offer an extensive selection of designer brands and private label prescription eyewear, contact lenses, sunglasses, ready-made readers and accessories.

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REFAC to Sell its Managed Vision Business

April 25, 2006

Cautionary Statement Regarding Forward-Looking Statements

This News Release includes certain statements of the Company that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and which are made pursuant to the Private Securities Litigation Reform Act of 1995. These forward-looking statements and other information relating to the Company are based upon the beliefs of management and assumptions made by and information currently available to the Company. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events, or performance, as well as underlying assumptions and statements that are other than statements of historical fact. When used in this document, the words “expects,” “anticipates,” “estimates,” “plans,” “intends,” “projects,” “predicts,” “believes,” “may” or “should,” and similar expressions, are intended to identify forward-looking statements. These statements reflect the current view of the Company’s management with respect to future events. Many factors could cause the actual results, performance or achievements of the Company to be materially different from any future results, performance, or achievements that may be expressed or implied by such forward-looking statements, including, but not limited to, whether the transaction with Centene closes. Investors are cautioned that all forward-looking statements involve those risks and uncertainties detailed in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2005. Forward-looking statements speak only as of the date they are made and the Company undertakes no duty or obligation to update any forward-looking statements in light of new information or future events.

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